Innealta Capital Country Rotation Fund

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Innealta Capital Sector Rotation Fund

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

each a series of Northern Lights Fund Trust II

(each a “Fund,” collectively the “Funds”)

Supplement dated January 29, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2015

The following supersedes any contrary information contained in the Funds’ current Prospectus and SAI.

Changes in Fund Investment Objectives

On January 27, 2016, the Board approved a new investment objective for each of the Funds, as described in the table below. The new investment objective for each Fund will go into effect on March 29, 2016, 60 days following this notice to shareholders.

Fund	Current Investment Objective	New Investment Objective
Innealta Capital Country Rotation Fund	The investment objectives of the Innealta Capital Country Rotation Fund are capital appreciation and current income, consistent with the preservation of capital.	The investment objectives of the Innealta Capital Country Rotation Fund are capital appreciation and current income.
Innealta Capital Sector Rotation Fund	The investment objectives of the Innealta Capital Sector Rotation Fund are capital appreciation and current income, consistent with the preservation of capital.	The investment objectives of the Innealta Capital Sector Rotation Fund are capital appreciation and current income.

The principal investment strategies and polices for each Fund remain unchanged.

Changes in Fund Benchmark.

On January 27, 2016, the Board also approved the following changes to the benchmark for each Fund. The new benchmarks for each Fund will go into effect on March 29, 2016.

Fund	Current Benchmarks	New Benchmarks
Innealta Capital Country Rotation Fund	Primary: Barclays Capital U.S. Aggregate Bond Index Secondary: MSCI World Index ex USA Net (USD) Innealta Capital Country Blend Index 60/40	Primary: MSCI ACWI ex USA Index (USD) Secondary: Innealta Capital Country Blend Index 70/30
Innealta Capital Sector Rotation Fund	Primary: Barclays Capital U.S. Aggregate Bond Index Secondary: S&P 500 Total Return Index Innealta Capital Sector Blend Index 60/40	Primary: S&P 500 Total Return Index Secondary: Innealta Capital Sector Blend Index 70/30

Innealta Capital Country Rotation Fund

The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The Innealta Capital Country Blended Benchmark Index 70/30 represents a blend of 70% MSCI ACWI ex USA Index (USD) / 30% Barclays Global Aggregate Total Return Index Value Unhedged (USD). The Barclays Global Aggregate Ex-US Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the PanEuropean Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market. The index currently includes U.S. Treasuries, government-related issues, corporate bonds, agency mortgage-backed passthroughs, consumer asset-backed securities, and commercial mortgage-backed securities.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets DM countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Innealta Capital Country Blended Benchmark Index 60/40 represents a blend of 60% MSCI ACWI ex USA Index (USD) and 40% Barclays Capital U.S. Aggregate Bond Index.

Innealta Capital Country Rotation Fund

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Innealta Capital Sector Blended Benchmark Index 70/30 represents a blend of 70% S&P 500 Total Return Index and 30% Barclays Global Aggregate Total Return Index Value Unhedged (USD).

The Innealta Capital Sector Blended Benchmark Index 60/40 represents a blend of 60% S&P 500 Total Return Index and 40% Barclays Capital U.S. Aggregate Bond Index.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I and Class N shares dated March 31, 2015, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-USE-ETFS.